Stone Harbor Emerging Markets Debt Fund	Statement of Investments

February 28, 2022 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 66.11%
Angola - 2.29%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	12,486,923	$12,799,096	(1)
	USD	6M US L + 4.50%	12/07/23	1,780,000	1,766,650	(1)
	USD	6.93%	02/19/27	5,414,286	5,143,572
					19,709,318

Argentina - 3.33%
Republic of Argentina:
	USD	0.50%	07/09/30	70,552,980	22,682,783	(2)
	USD	1.13%	07/09/35	10,497,000	3,138,603	(2)
	USD	2.50%	07/09/41	5,243,000	1,790,485	(2)
	USD	1.13%	07/09/46	3,267,974	986,928	(2)
					28,598,799

Bahrain - 1.78%
Kingdom of Bahrain:
	USD	7.00%	01/26/26	6,642,000	7,153,733	(3)
	USD	7.38%	05/14/30	3,115,000	3,310,466	(4)
	USD	5.63%	09/30/31	519,000	490,837	(3)
	USD	5.63%	09/30/31	1,091,000	1,031,797	(4)
	USD	5.25%	01/25/33	2,951,000	2,626,390	(3)
	USD	6.00%	09/19/44	765,000	645,782	(4)
					15,259,005

Belarus - 0.57%
Development Bank Belarus	USD	6.75%	05/02/24	6,434,000	1,930,200	(4)
Republic of Belarus:
	USD	6.88%	02/28/23	5,249,000	1,574,700	(3)
	USD	6.20%	02/28/30	411,000	123,300	(3)
	USD	6.38%	02/24/31	1,075,000	322,500	(3)
	USD	6.38%	02/24/31	3,206,000	961,800	(4)
					4,912,500

Brazil - 2.45%
Fed Republic of Brazil:
	USD	4.63%	01/13/28	1,339,000	1,360,457
	USD	4.50%	05/30/29	524,000	517,071
	USD	3.88%	06/12/30	1,225,000	1,143,792
	USD	3.75%	09/12/31	783,000	709,007
	USD	5.00%	01/27/45	1,987,000	1,758,808
	USD	5.63%	02/21/47	2,360,000	2,231,799
	USD	4.75%	01/14/50	3,978,000	3,315,534
State of Minas Gerais:
	USD	5.33%	02/15/28	1,085,400	1,098,984	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil (continued)
State of Minas Gerais: (continued)
	USD	5.33%	02/15/28	8,764,800	$8,874,491	(4)
					21,009,943

Chile - 1.69%
Republic of Chile:
	USD	2.55%	07/27/33	6,384,000	5,809,440
	USD	3.86%	06/21/47	1,229,000	1,197,184
	USD	3.50%	01/25/50	2,562,000	2,330,635
	USD	3.25%	09/21/71	6,405,000	5,152,823
					14,490,082

Colombia - 3.06%
Republic of Colombia:
	USD	3.00%	01/30/30	2,579,000	2,221,880
	USD	3.25%	04/22/32	1,288,000	1,079,988
	USD	7.38%	09/18/37	1,275,000	1,417,440
	USD	6.13%	01/18/41	1,455,000	1,410,466
	USD	4.13%	02/22/42	1,828,000	1,429,039
	USD	5.00%	06/15/45	9,666,000	8,040,686
	USD	5.20%	05/15/49	10,426,000	8,805,643
	USD	3.88%	02/15/61	2,593,000	1,865,414
					26,270,556

Costa Rica - 0.02%
Costa Rica Government	USD	5.63%	04/30/43	191,000	161,013	(3)

Dominican Republic - 3.52%
Dominican Republic:
	USD	4.50%	01/30/30	2,195,000	2,034,578	(3)
	USD	4.88%	09/23/32	1,999,000	1,824,307	(3)
	USD	4.88%	09/23/32	10,145,000	9,258,428	(4)
	USD	6.00%	02/22/33	8,495,000	8,368,892	(3)
	USD	7.45%	04/30/44	1,476,000	1,552,859	(4)
	USD	6.40%	06/05/49	3,313,000	3,072,841	(4)
	USD	5.88%	01/30/60	4,845,000	4,100,651	(3)
					30,212,556

Ecuador - 2.27%
Republic of Ecuador:
	USD	5.00%	07/31/30	2,024,179	1,790,138	(2)(3)
	USD	0.00%	07/31/30	5,093,766	3,018,260	(3)(5)
	USD	1.00%	07/31/35	9,621,323	6,829,046	(2)(3)
	USD	0.50%	07/31/40	10,684,000	6,697,880	(2)(3)
	USD	0.50%	07/31/40	1,800,000	1,128,434	(2)(4)
					19,463,758

Egypt - 3.08%
Republic of Egypt:
	EUR	4.75%	04/11/25	1,134,000	1,219,051	(3)
	EUR	4.75%	04/16/26	2,252,000	2,253,616	(3)
	EUR	6.38%	04/11/31	4,551,000	4,069,498	(3)
	USD	7.63%	05/29/32	5,663,000	4,756,920	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	7.30%	09/30/33	2,405,000	$1,975,106	(3)
	USD	8.50%	01/31/47	3,169,000	2,455,975	(4)
	USD	8.70%	03/01/49	1,090,000	858,375	(3)
	USD	8.88%	05/29/50	9,924,000	7,864,770	(3)
	USD	8.15%	11/20/59	1,303,000	983,765	(3)
					26,437,076

El Salvador - 0.92%
Republic of El Salvador:
	USD	5.88%	01/30/25	452,000	275,849	(3)
	USD	6.38%	01/18/27	2,058,000	1,142,406	(3)
	USD	6.38%	01/18/27	2,964,000	1,645,331	(4)
	USD	8.63%	02/28/29	965,000	537,913	(4)
	USD	7.65%	06/15/35	516,000	273,130	(3)
	USD	7.63%	02/01/41	2,846,000	1,456,611	(3)
	USD	7.63%	02/01/41	4,243,000	2,171,610	(4)
	USD	9.50%	07/15/52	704,000	384,613	(4)
					7,887,463

Ethiopia - 0.11%
Republic of Ethiopia	USD	6.63%	12/11/24	1,289,000	971,010	(3)

Gabon - 0.50%
Republic of Gabon:
	USD	6.63%	02/06/31	1,260,000	1,153,946	(3)
	USD	6.63%	02/06/31	846,000	774,792	(4)
	USD	7.00%	11/24/31	2,622,000	2,386,020	(3)
					4,314,758

Georgia - 0.24%
Republic of Georgia	USD	2.75%	04/22/26	2,313,000	2,104,830	(3)

Ghana - 1.45%
Republic of Ghana:
	USD	6.38%	02/11/27	1,279,000	888,905	(3)
	USD	7.63%	05/16/29	387,000	264,127	(3)
	USD	7.63%	05/16/29	1,268,000	865,410	(4)
	USD	8.13%	03/26/32	608,000	411,920	(3)
	USD	8.88%	05/07/42	3,884,000	2,553,730	(3)
	USD	8.63%	06/16/49	600,000	393,000	(4)
	USD	8.95%	03/26/51	2,509,000	1,649,668	(3)
	USD	8.95%	03/26/51	2,200,000	1,446,500	(4)
	USD	8.75%	03/11/61	6,021,000	3,943,755	(3)
					12,417,015

Guatemala - 0.58%
Republic of Guatemala:
	USD	4.38%	06/05/27	1,271,000	1,281,346	(4)
	USD	5.38%	04/24/32	263,000	271,785	(4)
	USD	3.70%	10/07/33	1,187,000	1,076,312	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Guatemala (continued)
Republic of Guatemala: (continued)
	USD	4.65%	10/07/41	2,556,000	$2,341,887	(3)
					4,971,330

Hungary - 0.86%
Hungary	USD	2.13%	09/22/31	8,193,000	7,413,026	(3)

Indonesia - 0.58%
Republic of Indonesia:
	USD	6.75%	01/15/44	927,000	1,252,609	(4)
	USD	5.13%	01/15/45	655,000	735,237	(4)
	USD	5.25%	01/08/47	649,000	747,972	(3)
	USD	3.20%	09/23/61	2,643,000	2,236,639
					4,972,457

Ivory Coast - 0.27%
Ivory Coast Government:
	EUR	6.88%	10/17/40	922,000	946,214	(4)
	EUR	6.63%	03/22/48	1,446,000	1,392,310	(3)
					2,338,524

Jordan - 0.57%
Kingdom of Jordan:
	USD	7.38%	10/10/47	519,000	473,119	(3)
	USD	7.38%	10/10/47	4,825,000	4,398,458	(4)
					4,871,577

Kazakhstan - 0.18%
Republic of Kazakhstan	USD	4.88%	10/14/44	1,525,000	1,547,875	(3)

Kenya - 0.70%
Republic of Kenya:
	USD	6.88%	06/24/24	1,609,000	1,673,360	(3)
	USD	7.00%	05/22/27	2,031,000	1,959,915	(3)
	USD	7.25%	02/28/28	1,510,000	1,442,050	(4)
	USD	8.00%	05/22/32	1,000,000	942,500	(4)
					6,017,825

Lebanon - 1.87%
Lebanese Republic:
	USD	6.38%	03/09/20	1,089,000	133,402
	USD	5.80%	04/14/20	25,440,000	3,116,400	(6)
	USD	6.15%	06/19/20	14,492,000	1,775,270	(6)
	USD	8.25%	04/12/21	34,424,000	4,346,030	(4)(6)
	USD	6.25%	05/27/22	6,726,000	815,528	(6)
	USD	6.10%	10/04/22	13,537,000	1,675,204	(6)
	USD	6.00%	01/27/23	3,105,000	380,362	(6)
	USD	6.40%	05/26/23	1,368,000	167,580	(6)
	USD	6.65%	04/22/24	4,594,000	562,765	(6)
	USD	6.60%	11/27/26	4,423,000	541,817	(6)
	USD	6.85%	03/23/27	2,417,000	296,083	(6)
	USD	6.85%	05/25/29	5,626,000	675,120	(6)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon (continued)
Lebanese Republic: (continued)
	USD	6.65%	02/26/30	4,301,000	$526,873	(6)
	USD	8.20%	05/17/33	9,360,000	1,053,000	(6)
					16,065,434

Malaysia - 2.51%
1mdb Global Investments	USD	4.40%	03/09/23	22,100,000	21,558,550	(4)

Mexico - 2.54%
United Mexican States:
	EUR	2.25%	08/12/36	1,839,000	1,773,305
	USD	6.05%	01/11/40	299,000	341,458
	USD	4.28%	08/14/41	1,514,000	1,420,889
	USD	4.75%	03/08/44	2,391,000	2,362,308
	USD	5.00%	04/27/51	3,461,000	3,516,376
	USD	3.77%	05/24/61	7,916,000	6,400,086
	USD	3.75%	04/19/71	7,592,000	5,993,884
					21,808,306

Mozambique - 0.40%
Republic of Mozambique	USD	5.00%	09/15/31	3,973,000	3,437,678	(2)(3)

Nigeria - 2.86%
Republic of Nigeria:
	USD	6.50%	11/28/27	1,974,000	1,885,170	(3)
	USD	6.13%	09/28/28	1,886,000	1,749,029	(4)
	USD	7.88%	02/16/32	5,713,000	5,277,384	(3)
	USD	7.70%	02/23/38	1,838,000	1,562,300	(3)
	USD	7.70%	02/23/38	3,676,000	3,124,600	(4)
	USD	7.63%	11/28/47	1,603,000	1,302,437	(3)
	USD	8.25%	09/28/51	11,238,000	9,692,775	(3)
					24,593,695

Oman - 2.04%
Oman Government:
	USD	4.88%	02/01/25	3,060,000	3,113,550	(3)
	USD	6.00%	08/01/29	2,546,000	2,612,833	(4)
	USD	7.38%	10/28/32	6,338,000	7,058,947	(3)
	USD	6.50%	03/08/47	972,000	907,605	(3)
	USD	6.75%	01/17/48	1,691,000	1,623,360	(3)
	USD	6.75%	01/17/48	694,000	666,240	(4)
	USD	7.00%	01/25/51	1,563,000	1,545,416	(3)
					17,527,951

Pakistan - 1.05%
Republic of Pakistan:
	USD	6.00%	04/08/26	1,130,000	1,036,775	(3)
	USD	6.88%	12/05/27	4,303,000	4,000,693	(4)
	USD	6.88%	12/05/27	1,411,000	1,311,870	(3)
	USD	7.88%	03/31/36	462,000	385,512	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pakistan (continued)
Republic of Pakistan: (continued)
	USD	8.88%	04/08/51	2,788,000	$2,307,070	(4)
					9,041,920

Panama - 3.17%
Panama Bonos Del	USD	3.36%	06/30/31	2,659,000	2,572,583
Republic of Panama:
	USD	3.16%	01/23/30	889,000	874,560
	USD	2.25%	09/29/32	8,705,000	7,714,023
	USD	4.50%	04/01/56	12,007,000	11,547,702
	USD	3.87%	07/23/60	5,263,000	4,520,391
					27,229,259

Papua New Guinea - 0.15%
Papua New Guinea Government	USD	8.38%	10/04/28	1,413,000	1,292,895	(3)

Peru - 0.42%
Republic of Peru:
	USD	3.00%	01/15/34	1,483,000	1,371,033
	USD	3.60%	01/15/72	2,640,000	2,209,680
					3,580,713

Philippines - 1.13%
Republic of Philippines:
	USD	5.00%	01/13/37	1,546,000	1,748,913
	USD	3.70%	03/01/41	3,175,000	3,044,031
	USD	2.95%	05/05/45	3,116,000	2,675,865
	USD	2.65%	12/10/45	2,720,000	2,227,000
					9,695,809

Qatar - 2.99%
State of Qatar:
	USD	3.75%	04/16/30	653,000	705,648	(3)
	USD	6.40%	01/20/40	2,759,000	3,831,561	(3)
	USD	5.10%	04/23/48	13,949,000	17,558,304	(3)
	USD	4.40%	04/16/50	1,286,000	1,493,368	(3)
	USD	4.40%	04/16/50	1,824,000	2,118,120	(4)
					25,707,001

Romania - 1.73%
Republic of Romania:
	EUR	2.88%	03/11/29	989,000	1,077,037
	EUR	2.00%	04/14/33	883,000	766,063	(3)
	EUR	3.75%	02/07/34	2,672,000	2,748,817	(3)
	EUR	3.38%	02/08/38	3,062,000	2,935,450	(3)
	EUR	4.13%	03/11/39	951,000	975,674
	EUR	2.75%	04/14/41	2,235,000	1,854,439	(3)
	EUR	2.88%	04/13/42	1,969,000	1,639,251	(3)
	USD	6.13%	01/22/44	542,000	621,945	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania (continued)
Republic of Romania: (continued)
	EUR	4.63%	04/03/49	2,095,000	$2,216,891	(4)
					14,835,567

Russia - 1.01%
Russia	USD	12.75%	06/24/28	600,000	210,000	(4)
Russian Federation:
	USD	4.38%	03/21/29	9,600,000	3,360,000	(4)
	USD	5.10%	03/28/35	7,900,000	2,765,000	(4)
	USD	5.10%	03/28/35	2,000,000	700,000	(3)
	USD	5.25%	06/23/47	4,600,000	1,610,000	(4)
					8,645,000

Saudi Arabia - 3.63%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	1,532,000	1,700,520	(3)
	USD	4.50%	04/17/30	5,515,000	6,197,481	(3)
	USD	3.25%	10/22/30	5,901,000	6,100,159	(3)
	USD	2.25%	02/02/33	2,756,000	2,606,143	(3)
	USD	4.50%	10/26/46	2,094,000	2,279,842	(3)
	USD	4.50%	10/26/46	3,538,000	3,851,998	(4)
	USD	5.00%	04/17/49	6,492,000	7,571,295	(4)
	USD	5.25%	01/16/50	716,000	868,150	(4)
					31,175,588

Senegal - 0.34%
Republic of Senegal:
	EUR	5.38%	06/08/37	2,230,000	2,069,075	(3)
	USD	6.75%	03/13/48	985,000	835,442	(4)
					2,904,517

South Africa - 0.33%
Republic of South Africa:
	USD	5.65%	09/27/47	598,000	513,978
	USD	5.75%	09/30/49	2,696,000	2,330,153
					2,844,131

Sri Lanka - 0.45%
Republic of Sri Lanka:
	USD	6.20%	05/11/27	3,074,000	1,390,985	(4)
	USD	6.75%	04/18/28	5,626,000	2,523,599	(3)
					3,914,584

Trinidad & Tobago - 0.25%
Trinidad & Tobago:
	USD	4.38%	01/16/24	1,417,000	1,445,701	(4)
	USD	4.50%	06/26/30	746,000	730,120	(4)
					2,175,821

Tunisia - 1.24%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	2,406,000	2,144,698

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Tunisia (continued)
Banque Centrale de Tunisie: (continued)
	USD	5.75%	01/30/25	618,000	$455,775	(3)
	USD	5.75%	01/30/25	600,000	442,500	(4)
	EUR	6.38%	07/15/26	9,018,000	7,583,589	(3)
					10,626,562

Turkey - 1.69%
Republic of Turkey:
	USD	6.25%	09/26/22	677,000	685,462
	USD	5.75%	03/22/24	5,549,000	5,495,882
	USD	6.35%	08/10/24	1,649,000	1,639,469
	USD	5.13%	02/17/28	2,691,000	2,351,665
	USD	5.88%	06/26/31	2,598,000	2,209,976
	USD	6.63%	02/17/45	1,570,000	1,260,290
	USD	5.75%	05/11/47	1,254,000	905,100
					14,547,844

Ukraine - 0.88%
Ukraine Government:
	USD	7.75%	09/01/24	1,072,000	385,920	(3)
	USD	7.75%	09/01/25	3,739,000	1,346,040	(3)
	USD	7.75%	09/01/26	5,229,000	1,830,150	(3)
	USD	7.75%	09/01/26	734,000	256,900	(4)
	USD	7.75%	09/01/27	5,908,000	2,066,353	(4)
	USD	9.75%	11/01/28	2,585,000	904,750	(3)
	USD	9.75%	11/01/28	272,000	95,200	(4)
	USD	6.88%	05/21/29	1,198,000	407,320	(3)
	USD	7.25%	03/15/33	755,000	264,250	(3)
					7,556,883

United Arab Emirates - 1.38%
Abu Dhabi Govt Int'l:
	USD	4.13%	10/11/47	806,000	898,690	(3)
	USD	3.88%	04/16/50	1,041,000	1,117,774	(3)
Fin Dept Govt Sharjah:
	USD	3.63%	03/10/33	2,739,000	2,612,321	(3)
	USD	4.00%	07/28/50	8,657,000	7,198,663	(3)
					11,827,448

Venezuela - 0.19%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	1,567,969	(6)
	USD	9.25%	05/07/28	927,000	55,620	(6)
					1,623,589

Zambia - 0.84%
Republic of Zambia:
	USD	5.38%	09/20/22	1,359,000	971,685	(3)(6)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
Republic of Zambia: (continued)
	USD	5.38%	09/20/22	8,729,000	$6,241,235	(4)(6)
					7,212,920

TOTAL SOVEREIGN DEBT OBLIGATIONS					567,781,961
(Cost $675,069,126)

CORPORATE BONDS - 30.51%
Argentina - 0.15%
MSU Energy SA	USD	6.88%	02/01/25	717,000	566,437	(3)
Pampa Energia SA	USD	7.50%	01/24/27	840,000	730,244	(3)
					1,296,681

Bahrain - 0.38%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	3,128,000	3,280,490	(3)

Brazil - 0.57%
Gol Finance SA:
	USD	7.00%	01/31/25	1,083,000	974,700	(3)
	USD	8.00%	06/30/26	1,312,000	1,260,340	(3)
Guara Norte Sarl	USD	5.20%	06/15/34	347,353	319,565	(3)
Minerva Luxembourg SA	USD	4.38%	03/18/31	293,000	266,988	(3)
MV24 Capital BV	USD	6.75%	06/01/34	1,416,917	1,380,608	(3)
Simpar Europe SA	USD	5.20%	01/26/31	862,000	727,784	(3)
					4,929,985

Chile - 0.31%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	1,207,000	1,123,207	(3)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,491,000	1,554,517	(4)
					2,677,724

China - 2.22%
CNAC HK Finbridge Co., Ltd.:
	USD	4.13%	07/19/27	2,993,000	3,129,930
	USD	5.13%	03/14/28	1,293,000	1,417,852
	USD	3.88%	06/19/29	4,171,000	4,270,979
	USD	3.00%	09/22/30	3,903,000	3,729,316
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	691,000	694,455	(1)(7)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	195,000	190,612	(3)
Sinopec Group Overseas Development 2018, Ltd.	USD	2.30%	01/08/31	628,000	589,447	(4)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	2,270,000	2,071,375
Wanda Properties Overseas, Ltd.:
	USD	6.95%	12/05/22	579,000	538,470

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Wanda Properties Overseas, Ltd.: (continued)
	USD	6.88%	07/23/23	2,603,000	$2,401,267
					19,033,703

Colombia - 1.15%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	1,375,000	1,382,741	(3)
Geopark, Ltd.	USD	5.50%	01/17/27	2,815,000	2,691,844	(3)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,896,000	1,737,210	(3)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,241,000	1,135,515	(3)
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	3,178,000	2,901,149	(3)
					9,848,459

Ghana - 0.53%
Tullow Oil PLC	USD	7.00%	03/01/25	5,759,000	4,535,212	(3)

Guatemala - 0.21%
CT Trust	USD	5.13%	02/03/32	1,836,000	1,845,180	(3)

India - 0.11%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	908,000	915,768	(1)(3)(7)

Indonesia - 3.71%
Indonesia Asahan Aluminium Persero PT:
	USD	4.75%	05/15/25	1,867,000	1,911,341	(3)
	USD	6.76%	11/15/48	2,096,000	2,361,956	(3)
	USD	5.80%	05/15/50	3,499,000	3,550,794	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	1,600,000	1,564,000	(3)
	USD	5.63%	08/10/37	1,057,000	1,000,678	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,879,000	2,087,029	(4)
	USD	5.63%	05/20/43	2,515,000	2,684,096	(4)
	USD	6.45%	05/30/44	7,477,000	8,815,944	(4)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
	USD	5.45%	05/21/28	777,000	847,226	(4)
	USD	5.25%	10/24/42	2,682,000	2,670,266	(4)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	–	(8)
PT Pertamina Pertii	USD	2.30%	02/09/31	4,886,000	4,354,647	(3)
					31,847,977

Jamaica - 0.54%
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.:
	USD	8.75%	05/25/24	2,059,000	2,080,506	(3)
	USD	8.75%	05/25/24	2,503,000	2,527,980	(3)
					4,608,486

Kazakhstan - 2.81%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	2,374,000	2,456,746	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan (continued)
KazMunayGas National Co. JSC: (continued)
	USD	5.38%	04/24/30	6,536,000	$6,907,735	(4)
	USD	3.50%	04/14/33	1,147,000	1,043,770	(4)
	USD	5.75%	04/19/47	2,614,000	2,718,560	(3)
	USD	6.38%	10/24/48	4,868,000	5,327,417	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,644,000	5,668,594	(3)
					24,122,822

Macau - 0.17%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	296,000	274,937	(3)
	USD	6.50%	01/15/28	1,387,000	1,220,560	(3)
					1,495,497

Malaysia - 0.65%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,009,000
Petronas Capital, Ltd.	USD	4.55%	04/21/50	2,251,000	2,550,225	(3)
					5,559,225

Mexico - 6.14%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,410,000	1,402,950	(3)(6)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	753,000	745,758	(1)(3)(7)
	USD	7.50%	Perpetual	2,556,000	2,506,158	(1)(3)(7)
Comision Federal de Electricidad	USD	4.69%	05/15/29	3,697,000	3,713,174	(3)
Petroleos Mexicanos:
	USD	6.63%	06/15/35	8,510,000	7,699,422
	USD	6.50%	06/02/41	7,233,000	6,057,638
	USD	7.69%	01/23/50	8,115,000	7,283,213
Poinsettia Finance, Ltd.	USD	6.63%	06/17/31	23,428,974	23,313,000	(4)
					52,721,313

Nigeria - 0.74%
Africa Finance Corp.	USD	2.88%	04/28/28	5,636,000	5,361,245	(3)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	958,000	979,555	(3)
					6,340,800

Panama - 0.17%
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	1,480,000	1,434,823	(3)

Peru - 2.46%
Kallpa Generacion SA:
	USD	4.88%	05/24/26	1,789,000	1,836,333	(3)
	USD	4.13%	08/16/27	999,000	993,223	(3)
Nexa Resources SA	USD	5.38%	05/04/27	1,205,000	1,222,472	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	1,997,952	1,708,749	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	1,975,000	1,901,925	(3)
	USD	4.75%	06/19/32	2,265,000	2,181,195	(4)
	USD	5.63%	06/19/47	2,226,000	1,964,111	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Petroleos del Peru SA: (continued)
	USD	5.63%	06/19/47	10,607,000	$9,359,087	(4)
					21,167,095

Russia - 0.15%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	316,000	110,600	(3)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	Perpetual	3,830,000	1,149,000	(1)(3)(7)
					1,259,600

South Africa - 2.26%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	652,000	651,185	(3)
	USD	7.13%	02/11/25	12,987,000	12,774,695	(3)
	USD	8.45%	08/10/28	2,779,000	2,777,576	(3)
	USD	6.35%	08/10/28	3,144,000	3,208,845	(4)
					19,412,301

Turkey - 0.29%
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	3,019,000	2,455,655	(3)

Ukraine - 0.30%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,297,000	1,153,950	(3)
NPC Ukrenergo	USD	6.88%	11/09/26	3,633,000	1,271,550	(3)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	245,000	134,750	(2)(4)
					2,560,250

United Arab Emirates - 2.61%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	1,208,000	1,269,910	(3)
	USD	4.60%	11/02/47	2,016,000	2,214,490	(3)
DAE Funding LLC	USD	3.38%	03/20/28	2,541,000	2,447,364	(3)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	2,275,000	2,482,594	(4)
DP World Salaam	USD	5Y US TI + 5.75%	Perpetual	10,885,000	11,422,447	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	511,000	628,474	(3)
DP World, Ltd./United Arab Emirates:
	USD	4.70%	09/30/49	427,000	428,725	(3)
	USD	4.70%	09/30/49	500,000	502,020	(4)
MDGH GMTN RSC, Ltd.	USD	3.95%	05/21/50	990,000	1,053,112
					22,449,136

Uzbekistan - 0.43%
Uzauto Motors AJ	USD	4.85%	05/04/26	3,943,000	3,726,135	(3)

Venezuela - 0.35%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,419,599	(4)(6)
	USD	6.00%	11/15/26	3,307,000	124,013	(4)(6)
	USD	5.38%	04/12/27	600,000	24,000	(6)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Venezuela (continued)
Petroleos de Venezuela SA: (continued)
	USD	9.75%	05/17/35	11,517,000	$460,680	(4)(6)
					3,028,292

Vietnam - 0.53%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	5,106,000	4,519,001	(3)

Zambia - 0.57%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,141,000	1,165,959	(3)
	USD	6.88%	10/15/27	3,546,000	3,766,278	(3)
					4,932,237

TOTAL CORPORATE BONDS					262,003,847
(Cost $304,934,797)

CREDIT LINKED NOTES - 0.82%
Iraq - 0.82%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.99%	01/01/28	177,226,140	1,308,019	(1(8)
	JPY	2.55%	01/01/28	388,632,134	2,877,768	(1(8)
	JPY	3.05%	01/01/28	381,373,025	2,822,024	(1(8)
					7,007,811

TOTAL CREDIT LINKED NOTES					7,007,811
(Cost $8,808,150)

OPEN-END FUNDS - 0.54%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	554,494	4,607,846	(9)

TOTAL OPEN-END FUNDS					4,607,846
(Cost $5,103,833)

SHORT TERM INVESTMENTS - 0.33%
Money Market Fund - 0.33%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	2,874,851	2,874,851

TOTAL SHORT TERM INVESTMENTS					2,874,851
(Cost $2,874,851)

Total Investments - 98.31%					844,276,316
(Cost $996,790,757)
Other Assets In Excess of Liabilities - 1.69%					14,491,713	(10)

Net Assets - 100.00%					$858,768,029

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

6M US L - 6 Month LIBOR as of February 28, 2022 was 0.80%

5Y US TI -  5 Year US Treasury Index as of February 28, 2022 was 1.71%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2022.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $369,139,611, which represents approximately 42.98% of net assets as of February 28, 2022.
(4)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2022, the aggregate fair value of those securities was $204,546,646, which represents approximately 23.82% of net assets.
(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2022	Fund Delivering	U.S. $ Value at February 28, 2022	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	04/28/22	EUR	883,270	USD	878,766	$4,504
J.P. Morgan Chase & Co.	04/28/22	USD	44,592,890	EUR	44,312,341	280,549
J.P. Morgan Chase & Co.	04/28/22	USD	6,985,217	JPY	6,920,724	64,493
						$349,546

J.P. Morgan Chase & Co.	04/28/22	EUR	5,678,740	USD	5,722,168	$(43,428)
J.P. Morgan Chase & Co.	04/28/22	USD	386,897	EUR	389,322	(2,425)
						$(45,853)

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
February 28, 2022 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 97.10%
Aerospace/Defense - 0.14%
TransDigm, Inc.	USD	4.63%	01/15/29	160,000	$151,189

Airlines - 1.69%
Air Canada	USD	3.88%	08/15/26	157,000	152,664	(1)
United Airlines, Inc.:
	USD	4.38%	04/15/26	1,235,000	1,233,394	(1)
	USD	4.63%	04/15/29	403,000	393,852	(1)
					1,779,910
Automotive - 4.39%
Clarios Global LP / Clarios US Finance Co.	USD	8.50%	05/15/27	789,000	823,321	(1)
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	632,000	661,773
	USD	3.38%	11/13/25	418,000	412,207
	USD	4.13%	08/17/27	688,000	694,089
	USD	5.11%	05/03/29	1,935,000	2,043,060
					4,634,450
Building Products - 4.55%
Griffon Corp., Series WI	USD	5.75%	03/01/28	800,000	797,784
LBM Acquisition LLC	USD	6.25%	01/15/29	1,218,000	1,130,700	(1)
Park River Holdings, Inc.:
	USD	5.63%	02/01/29	705,000	609,201	(1)
	USD	6.75%	08/01/29	361,000	332,257	(1)
Specialty Building Products Holdings LLC / SBP Finance Corp.	USD	6.38%	09/30/26	1,111,000	1,120,804	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	816,000	812,924	(1)
					4,803,670
Chemicals - 1.46%
Diamond BC BV	USD	4.63%	10/01/29	85,000	77,464	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	1,166,000	1,234,748	(1)
WR Grace Holdings LLC	USD	5.63%	08/15/29	242,000	232,320	(1)
					1,544,532
Consumer Products - 1.40%
Kronos Acquisition Holdings, Inc. / KIK Custom
Products, Inc.:
	USD	5.00%	12/31/26	296,000	267,478	(1)
	USD	7.00%	12/31/27	843,000	714,695	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Consumer Products (continued)
SWF Escrow Issuer Corp.	USD	6.50%	10/01/29	548,000	$492,208	(1)
					1,474,381
Containers/Packaging - 0.71%
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	775,000	746,713	(1)

Drillers/Services - 1.80%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	1,021,000	1,022,184	(1)
ChampionX Corp.	USD	6.38%	05/01/26	112,000	115,229
Precision Drilling Corp.	USD	6.88%	01/15/29	760,000	763,842	(1)
					1,901,255
Electric - 3.60%
Calpine Corp.	USD	4.50%	02/15/28	1,027,000	1,003,908	(1)
Covanta Holding Corp.:
	USD	4.88%	12/01/29	129,000	123,599	(1)
	USD	5.00%	09/01/30	852,000	819,795
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	275,386
Vistra Energy Corp. (TCEH Corp.) Escrow Bond	USD	%	12/31/49	4,540,167	0	(2)
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	945,000	968,786	(1)
	USD	5.00%	07/31/27	599,000	604,145	(1)
					3,795,619
Exploration & Production - 11.30%
Antero Resources Corp.:
	USD	7.63%	02/01/29	757,000	820,410	(1)
	USD	5.38%	03/01/30	198,000	202,067	(1)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.	USD	5.88%	06/30/29	1,062,000	1,011,555	(1)
Chesapeake Energy Corp.:
	USD	5.50%	02/01/26	1,004,000	1,032,960	(1)
	USD	5.88%	02/01/29	113,000	117,105	(1)
CNX Resources Corp.:
	USD	7.25%	03/14/27	465,000	491,784	(1)
	USD	6.00%	01/15/29	214,000	218,879	(1)
CrownRock LP / CrownRock Finance, Inc.	USD	5.00%	05/01/29	290,000	295,500	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.:
	USD	6.25%	11/01/28	1,213,000	1,238,679	(1)
	USD	5.75%	02/01/29	100,000	100,675	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	947,000	965,931
	USD	5.88%	12/01/27	492,000	501,857
Oasis Petroleum, Inc.	USD	6.38%	06/01/26	132,000	134,457	(1)
Occidental Petroleum Corp.:
	USD	5.50%	12/01/25	137,000	147,403
	USD	5.55%	03/15/26	144,000	154,939

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Occidental Petroleum Corp. (continued)
	USD	8.88%	07/15/30	1,943,000	$2,515,418
	USD	7.50%	05/01/31	327,000	397,012
	USD	7.88%	09/15/31	167,000	206,814
	USD	6.60%	03/15/46	208,000	248,891
SM Energy Co.:
	USD	5.63%	06/01/25	481,000	479,237
	USD	6.50%	07/15/28	631,000	647,542
					11,929,115
Financial/Lease - 6.56%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	7.00%	11/15/25	1,065,000	1,061,986	(1)
	USD	4.25%	02/15/29	828,000	779,330	(1)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	529,000	511,175	(1)
	USD	6.75%	10/15/27	1,010,000	988,416	(1)
	USD	5.88%	11/01/29	445,000	420,659	(1)
AmWINS Group, Inc.	USD	4.88%	06/30/29	258,000	246,069	(1)
Nationstar Mortgage Holdings, Inc.	USD	5.75%	11/15/31	612,000	592,817	(1)
OneMain Finance Corp.:
	USD	7.13%	03/15/26	904,000	981,052
	USD	3.50%	01/15/27	580,000	549,527
	USD	6.63%	01/15/28	274,000	293,224
Ryan Specialty Group LLC	USD	4.38%	02/01/30	173,000	166,651	(1)
Starwood Property Trust, Inc.:
	USD	3.75%	12/31/24	173,000	169,519	(1)
	USD	4.38%	01/15/27	173,000	168,192	(1)
					6,928,617
Food/Beverage/Tobacco - 1.42%
Lamb Weston Holdings, Inc.	USD	4.13%	01/31/30	361,000	349,913	(1)
Triton Water Holdings, Inc.	USD	6.25%	04/01/29	1,251,000	1,154,911	(1)
					1,504,824
Gaming - 4.25%
Churchill Downs, Inc.	USD	4.75%	01/15/28	365,000	358,968	(1)
Everi Holdings, Inc.	USD	5.00%	07/15/29	79,000	77,569	(1)
International Game Technology PLC	USD	5.25%	01/15/29	553,000	564,779	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	282,000	305,876
Penn National Gaming, Inc.	USD	4.13%	07/01/29	550,000	509,344	(1)
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC	USD	4.88%	11/01/26	205,000	198,276	(1)
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	766,000	800,876	(1)
	USD	7.25%	11/15/29	441,000	469,003	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	457,000	454,265	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gaming (continued)
Scientific Games International, Inc. (continued)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	USD	5.13%	10/01/29	775,000	$746,864	(1)
					4,485,820
Healthcare - 9.08%
AdaptHealth LLC:
	USD	4.63%	08/01/29	896,000	809,357	(1)
	USD	5.13%	03/01/30	198,000	182,908	(1)
Avantor Funding, Inc.	USD	3.88%	11/01/29	516,000	497,344	(1)
Bausch Health Cos., Inc.:
	USD	6.13%	02/01/27	690,000	696,586	(1)
	USD	7.00%	01/15/28	944,000	865,176	(1)
	USD	6.25%	02/15/29	752,000	642,452	(1)
	USD	5.25%	02/15/31	585,000	466,032	(1)
Catalent Pharma Solutions, Inc.	USD	3.50%	04/01/30	171,000	159,409	(1)
CHS/Community Health Systems, Inc.	USD	5.25%	05/15/30	346,000	335,682	(1)
Encompass Health Corp.:
	USD	4.50%	02/01/28	401,000	390,895
	USD	4.63%	04/01/31	114,000	107,745
Endo Dac / Endo Finance LLC / Endo Finco, Inc.	USD	9.50%	07/31/27	865,000	844,781	(1)
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.	USD	6.13%	04/01/29	177,000	166,636	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	518,000	491,481	(1)
Mozart Debt Merger Sub, Inc.:
	USD	3.88%	04/01/29	343,000	325,953	(1)
	USD	5.25%	10/01/29	790,000	755,556	(1)
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
	USD	4.13%	04/30/28	302,000	297,561	(1)
	USD	5.13%	04/30/31	289,000	288,936	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	113,000	113,316	(1)
US Acute Care Solutions LLC	USD	6.38%	03/01/26	1,160,000	1,143,760	(1)
					9,581,566
Home Builders - 1.74%
Ashton Woods USA LLC / Ashton Woods Finance Co.	USD	4.63%	04/01/30	86,000	81,161	(1)
KB Home	USD	4.80%	11/15/29	350,000	350,394
Mattamy Group Corp.	USD	4.63%	03/01/30	794,000	747,809	(1)
Tri Pointe Homes, Inc.	USD	5.70%	06/15/28	195,000	196,804
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	485,000	462,156	(1)
					1,838,324
Industrial Other - 3.35%
ASP Unifrax Holdings, Inc.	USD	5.25%	09/30/28	171,000	164,020	(1)
Madison IAQ LLC:
	USD	4.13%	06/30/28	273,000	258,613	(1)
	USD	5.88%	06/30/29	870,000	790,634	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	395,000	346,040
United Rentals North America, Inc.	USD	3.75%	01/15/32	858,000	818,502

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other (continued)
Madison IAQ LLC (continued)
WESCO Distribution, Inc.	USD	7.25%	06/15/28	1,077,000	$1,157,656	(1)
					3,535,465
Leisure - 4.30%
Carnival Corp.:
	USD	7.63%	03/01/26	871,000	896,254	(1)
	USD	5.75%	03/01/27	93,000	90,703	(1)
	USD	6.00%	05/01/29	304,000	295,593	(1)
NCL Corp., Ltd.:
	USD	3.63%	12/15/24	420,000	394,281	(1)
	USD	5.88%	03/15/26	412,000	396,962	(1)
	USD	7.75%	02/15/29	173,000	178,656	(1)
NCL Finance, Ltd.	USD	6.13%	03/15/28	858,000	828,978	(1)
Royal Caribbean Cruises, Ltd.:
	USD	9.13%	06/15/23	683,000	715,019	(1)
	USD	5.50%	08/31/26	511,000	509,217	(1)
	USD	5.50%	04/01/28	241,000	236,492	(1)
					4,542,155
Lodging - 0.14%
Marriott Ownership Resorts, Inc.	USD	4.50%	06/15/29	154,000	146,107	(1)
Media Cable - 7.86%
Altice France Holding SA	USD	6.00%	02/15/28	569,000	504,982	(1)
Altice France SA:
	USD	5.13%	01/15/29	102,000	92,680	(1)
	USD	5.13%	07/15/29	1,072,000	971,484	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	836,000	850,496	(1)
	USD	4.50%	08/15/30	642,000	619,383	(1)
CSC Holdings LLC:
	USD	7.50%	04/01/28	2,117,000	2,116,513	(1)
	USD	5.75%	01/15/30	897,000	794,760	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	122,000	123,689
	USD	5.25%	12/01/26	617,000	606,010	(1)
	USD	7.38%	07/01/28	493,000	467,709
	USD	5.75%	12/01/28	444,000	425,407	(1)
Series WI	USD	5.13%	06/01/29	626,000	529,308
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	200,000	(1)
					8,302,421
Media Other - 4.43%
Gray Escrow II, Inc.	USD	5.38%	11/15/31	666,000	642,057	(1)
Netflix, Inc.	USD	4.88%	04/15/28	986,000	1,057,865
Sinclair Television Group, Inc.	USD	4.13%	12/01/30	575,000	515,533	(1)
Sirius XM Radio, Inc.	USD	3.13%	09/01/26	322,000	307,948	(1)
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	1,253,000	1,285,741	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Other (continued)
Univision Communications, Inc.	USD	6.63%	06/01/27	833,000	$867,278	(1)
					4,676,422
Midstream - 6.39%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	7.88%	05/15/26	232,000	249,696	(1)
	USD	5.75%	03/01/27	465,000	474,263	(1)
	USD	5.75%	01/15/28	557,000	566,073	(1)
CNX Midstream Partners LP	USD	4.75%	04/15/30	43,000	41,626	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	648,000	683,131
DT Midstream, Inc.	USD	4.38%	06/15/31	759,000	742,678	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	8.00%	01/15/27	572,000	579,150
	USD	7.75%	02/01/28	1,061,000	1,049,250
Hess Midstream Operations LP	USD	4.25%	02/15/30	161,000	155,679	(1)
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	622,000	595,008	(1)
Targa Resources Partners LP / Targa Resources
Partners Finance Corp.	USD	5.50%	03/01/30	1,517,000	1,608,020
					6,744,574
Paper/Forest Products - 0.74%
Mercer International, Inc.	USD	5.13%	02/01/29	793,000	776,638

Refining - 0.70%
Parkland Corp.	USD	4.63%	05/01/30	258,000	244,533	(1)
Sunoco LP / Sunoco Finance Corp.	USD	4.50%	04/30/30	515,000	492,811	(1)
					737,344
Restaurants - 0.63%
1011778 BC ULC / New Red Finance, Inc.	USD	3.88%	01/15/28	684,000	666,284	(1)

Retail - 1.86%
Asbury Automotive Group, Inc.	USD	4.63%	11/15/29	86,000	84,010	(1)
At Home Group, Inc.	USD	4.88%	07/15/28	1,040,000	965,287	(1)
Michaels Cos., Inc.:
	USD	5.25%	05/01/28	172,000	161,099	(1)
	USD	7.88%	05/01/29	670,000	587,499	(1)
Sonic Automotive, Inc.	USD	4.63%	11/15/29	172,000	163,545	(1)
					1,961,440
Retail Food/Drug - 0.84%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	4.63%	01/15/27	283,000	284,593	(1)
	USD	5.88%	02/15/28	65,000	67,283	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Food/Drug (continued)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC (continued)
	USD	4.88%	02/15/30	533,000	$535,231	(1)
					887,107
Retail Non Food/Drug - 1.46%
LCM Investments Holdings II LLC	USD	4.88%	05/01/29	547,000	521,945	(1)
PetSmart, Inc. / PetSmart Finance Corp.:
	USD	4.75%	02/15/28	246,000	245,736	(1)
	USD	7.75%	02/15/29	735,000	773,415	(1)
					1,541,096
Satellite - 1.49%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	1,011,000	1,054,271
Intelsat Escrow Shares	USD	%	12/31/49	464,000	–	(2)
Viasat, Inc.	USD	5.63%	04/15/27	521,000	521,057	(1)
					1,575,328
Services Other - 3.39%
ADT Security Corp.	USD	4.13%	08/01/29	1,063,000	1,004,062	(1)
GFL Environmental, Inc.:
	USD	4.00%	08/01/28	312,000	290,160	(1)
	USD	4.75%	06/15/29	341,000	322,439	(1)
	USD	4.38%	08/15/29	449,000	417,267	(1)

Prime Security Services Borrower LLC / Prime Finance, Inc.	USD	6.25%	01/15/28	1,533,000	1,481,177	(1)
WW International, Inc.	USD	4.50%	04/15/29	77,000	64,794	(1)
					3,579,899
Technology - 2.11%
Avaya, Inc.	USD	6.13%	09/15/28	501,000	483,104	(1)
Ciena Corp.	USD	4.00%	01/31/30	86,000	84,810	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	217,216	(1)
Plantronics, Inc.	USD	4.75%	03/01/29	1,177,000	1,043,099	(1)
Rackspace Technology Global, Inc.	USD	3.50%	02/15/28	436,000	396,141	(1)
					2,224,370
Transport Other - 0.38%
Hertz Corp.	USD	5.00%	12/01/29	430,000	401,648	(1)

Wireless - 1.82%
Frontier Communications Holdings LLC	USD	6.00%	01/15/30	172,000	160,561	(1)
Sprint Capital Corp.	USD	6.88%	11/15/28	1,252,000	1,488,735

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless (continued)
Sprint Corp.	USD	8.75%	03/15/32	196,000	$272,236
					1,921,532
Wirelines - 1.12%
Consolidated Communications, Inc.	USD	6.50%	10/01/28	1,188,000	1,185,030	(1)

TOTAL CORPORATE BONDS					102,504,845
(Cost $105,674,840)

BANK LOANS - 0.50%(3)

Consumer Products - 0.30%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	564,366	321,218	(4)

Healthcare - 0.20%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	282,853	207,809	(4)

TOTAL BANK LOANS					529,027
(Cost $794,163)

COMMON/PREFERRED STOCKS - 0.14%
Exploration & Production - 0.00%(5)
Alta Mesa Escrow	USD	N/A	N/A	400,000	40	(2)(6)

Satellite - 0.14%
Intelsat CVR Series A	USD	N/A	N/A	454	-	(2)(6)
Intelsat CVR Series B	USD	N/A	N/A	454	-	(2)(6)
Intelsat New Common	USD	N/A	N/A	4,338	143,154	(6)

TOTAL COMMON/PREFERRED STOCKS					143,194
(Cost $156,750)

Total Investments - 97.74%					103,177,066
(Cost $106,625,753)
Other Assets in Excess of Liabilities - 2.26%					2,388,968

Net Assets - 100.00%					$105,566,034

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of February 28, 2022 was 0.46%

3M US L - 3 Month LIBOR as of February 28, 2022 was 0.97%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $76,239,229, which represents approximately 72.22% of net assets as of February 28, 2022.
(2)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(5)	Amount represents less than 0.005% of net assets.
(6)	Non-income producing security.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

February 28, 2022 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 81.94%
Brazil - 6.97%
Brazil Letras do Tesouro Nacional	BRL	10.00%	01/01/31	3,910,000	$698,392
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/22	12,490,000	2,335,016	(1)
	BRL	10.00%	01/01/27	15,150,000	2,812,272
	BRL	10.00%	01/01/29	750,000	135,839
					5,981,519

Chile - 2.13%
Republic of Chile:
	CLP	4.50%	03/01/26	480,000,000	566,905
	CLP	5.00%	10/01/28	335,000,000	400,780	(2)
	CLP	4.70%	09/01/30	360,000,000	419,720	(2)
	CLP	5.00%	03/01/35	380,000,000	441,863
					1,829,268

China - 8.08%
China Government Bond:
	CNY	3.13%	11/21/29	40,470,000	6,550,038
	CNY	2.89%	11/18/31	2,390,000	382,056
					6,932,094

Colombia - 6.36%
Bogota Distrio Capital	COP	9.75%	07/26/28	8,491,000,000	2,104,483	(3)
Titulos De Tesoreria:
	COP	10.00%	07/24/24	3,250,000,000	851,302
	COP	7.50%	08/26/26	1,848,000,000	442,294
	COP	5.75%	11/03/27	715,000,000	154,718
	COP	7.75%	09/18/30	3,390,000,000	779,725
	COP	7.00%	06/30/32	4,137,000,000	879,371
	COP	7.25%	10/18/34	1,165,000,000	245,995
					5,457,888

Czech Republic - 4.20%
Czech Republic Government:
	CZK	2.40%	09/17/25	19,380,000	832,557
	CZK	1.00%	06/26/26	30,500,000	1,232,929
	CZK	0.25%	02/10/27	4,480,000	172,993
	CZK	4.20%	12/04/36	27,110,000	1,365,207
					3,603,686

Egypt - 1.95%
Republic of Egypt:
	EGP	13.77%	01/05/24	12,220,000	775,195
	EGP	14.48%	04/06/26	7,190,000	458,634

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	EGP	16.10%	05/07/29	6,510,000	$435,608
					1,669,437

Indonesia - 11.42%
Republic of Indonesia:
	IDR	8.38%	03/15/24	7,139,000,000	537,152
	IDR	8.13%	05/15/24	4,440,000,000	334,074
	IDR	11.00%	09/15/25	43,587,000,000	3,625,424
	IDR	8.38%	09/15/26	3,201,000,000	249,316
	IDR	6.63%	05/15/33	48,339,000,000	3,364,585
	IDR	8.38%	03/15/34	14,660,000,000	1,151,514
	IDR	7.50%	05/15/38	7,388,000,000	539,946
					9,802,011

Malaysia - 7.88%
Malaysia Government:
	MYR	4.06%	09/30/24	1,440,000	353,441
	MYR	3.91%	07/15/26	3,250,000	794,599
	MYR	3.90%	11/30/26	4,060,000	992,831
	MYR	3.50%	05/31/27	5,514,000	1,318,580
	MYR	3.90%	11/16/27	1,580,000	385,357
	MYR	3.73%	06/15/28	1,650,000	396,338
	MYR	3.89%	08/15/29	5,230,000	1,262,811
	MYR	2.63%	04/15/31	4,960,000	1,083,320
	MYR	3.58%	07/15/32	740,000	174,843
					6,762,120

Mexico - 5.01%
Mexican Bonos:
	MXN	8.50%	05/31/29	1,400,000	70,759
	MXN	7.75%	11/23/34	4,686,000	224,534
	MXN	10.00%	11/20/36	24,916,000	1,419,601
	MXN	8.50%	11/18/38	19,870,000	1,005,967
	MXN	7.75%	11/13/42	33,750,000	1,576,294
					4,297,155

Peru - 1.80%
Republic of Peru:
	PEN	6.15%	08/12/32	2,400,000	627,693
	PEN	5.40%	08/12/34	2,400,000	568,139
	PEN	5.35%	08/12/40	1,560,000	344,266
					1,540,098

Poland - 5.70%
Kfw	PLN	0.63%	07/25/25	6,000,000	1,275,336
Republic of Poland:
	PLN	2.50%	01/25/23	300,000	70,837
	PLN	4.00%	10/25/23	5,710,000	1,361,124

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Poland (continued)
Republic of Poland: (continued)
	PLN	1.25%	10/25/30	11,440,000	$2,180,631
					4,887,928

Romania - 2.00%
Romania Government Bond:
	RON	5.00%	02/12/29	6,230,000	1,348,619
	RON	3.65%	09/24/31	1,955,000	369,905
					1,718,524

Russia - 2.08%
Russian Federation:
	RUB	7.60%	07/20/22	126,870,000	352,425
	RUB	7.40%	12/07/22	108,340,000	300,951
	RUB	7.05%	01/19/28	21,730,000	60,362
	RUB	8.50%	09/17/31	135,730,000	377,037
	RUB	7.70%	03/23/33	193,400,000	537,235
	RUB	7.70%	03/16/39	56,000,000	155,559
					1,783,569

Serbia - 0.70%
Serbia Treasury Bonds	RSD	4.50%	08/20/32	61,000,000	602,873

South Africa - 9.91%
Republic of South Africa:
	ZAR	10.50%	12/21/26	24,430,000	1,750,981
	ZAR	6.25%	03/31/36	91,750,000	4,194,632
	ZAR	8.50%	01/31/37	26,677,000	1,476,719
	ZAR	6.50%	02/28/41	24,780,000	1,075,866
					8,498,198

Thailand - 4.02%
Thailand Government:
	THB	2.88%	12/17/28	26,040,000	854,147
	THB	2.00%	12/17/31	4,120,000	124,678
	THB	3.78%	06/25/32	26,870,000	935,615
	THB	1.59%	12/17/35	43,570,000	1,185,329
	THB	4.68%	06/29/44	8,950,000	349,756
					3,449,525

Turkey - 1.09%
Republic of Turkey:
	TRY	7.10%	03/08/23	5,740,000	363,928
	TRY	9.00%	07/24/24	1,840,000	99,510
	TRY	11.00%	02/24/27	5,610,000	256,174
	TRY	10.50%	08/11/27	4,900,000	215,256
					934,868

Uruguay - 0.64%
Republic of Uruguay:
	UYU	9.88%	06/20/22	18,550,000	439,295	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay (continued)
Republic of Uruguay: (continued)
	UYU	8.50%	03/15/28	4,680,000	$112,105	(2)
					551,400

TOTAL SOVEREIGN DEBT OBLIGATIONS					70,302,161
(Cost $83,006,950)

CORPORATE BONDS - 8.31%
Brazil - 3.21%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	14,933,227	2,753,402	(2)

Kazakhstan - 0.14%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	66,250,000	117,673	(2)

Mexico - 4.96%
America Movil SAB de CV	MXN	6.45%	12/05/22	55,370,000	2,674,689
Petroleos Mexicanos	MXN	7.47%	11/12/26	36,210,000	1,581,679
					4,256,368

TOTAL CORPORATE BONDS					7,127,443
(Cost $9,312,090)

SHORT TERM INVESTMENTS - 2.05%
Money Market Fund - 2.05%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	1,762,611	1,762,611

TOTAL SHORT TERM INVESTMENTS					1,762,611
(Cost $1,762,763)

Total Investments - 92.30%					79,192,215
(Cost $94,081,803)

Other Assets In Excess of Liabilities - 7.70%					6,605,004

Net Assets - 100.00%					$85,797,219

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty

RON	-	Romanian Leu
RSD	-	Serbian Dinar
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $3,803,680, which represents approximately 4.43% of net assets as of February 28, 2022.

(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2022, the aggregate fair value of those securities was $2,543,778, which represents approximately 2.96% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2022	Fund Delivering	U.S. $ Value at February 28, 2022	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	03/17/22	USD	472,421	COP	471,824	$597
Citigroup Global Markets	03/21/22	USD	461,622	RUB	359,326	102,296
Citigroup Global Markets	05/10/22	USD	1,768,501	PLN	1,682,433	86,068
Citigroup Global Markets	05/11/22	THB	586,375	USD	585,798	577
Citigroup Global Markets	05/20/22	USD	721,938	RON	708,167	13,771
Goldman Sachs & Co.	03/17/22	ZAR	224,574	USD	223,569	1,005
Goldman Sachs & Co.	05/10/22	USD	90,104	CZK	88,468	1,636
Goldman Sachs & Co.	05/10/22	USD	54,156	HUF	53,133	1,023
Goldman Sachs & Co.	05/11/22	THB	2,705,728	USD	2,702,984	2,744
J.P. Morgan Chase & Co.	03/17/22	USD	808,294	COP	806,658	1,636
J.P. Morgan Chase & Co.	03/21/22	USD	1,112,157	RUB	810,858	301,299
J.P. Morgan Chase & Co.	05/10/22	USD	505,007	HUF	478,942	26,065
J.P. Morgan Chase & Co.	05/10/22	USD	193,246	PLN	187,201	6,045
J.P. Morgan Chase & Co.	05/11/22	THB	567,487	USD	566,565	922
J.P. Morgan Chase & Co.	05/11/22	USD	136,986	THB	134,693	2,293
						$547,977
Citigroup Global Markets	05/10/22	PLN	1,747,278	USD	1,847,298	$(100,020)
Citigroup Global Markets	04/14/22	USD	164,652	CNH	166,626	(1,974)
Citigroup Global Markets	04/14/22	USD	136,289	CNY	137,593	(1,304)
Goldman Sachs & Co.	05/10/22	CZK	1,876,703	USD	1,978,693	(101,990)
Goldman Sachs & Co.	05/10/22	HUF	1,318,480	USD	1,393,565	(75,085)
Goldman Sachs & Co.	03/17/22	USD	1,219,082	ZAR	1,289,335	(70,253)
Goldman Sachs & Co.	03/11/22	USD	267,625	MXN	280,795	(13,170)
Goldman Sachs & Co.	03/17/22	ZAR	90,868	USD	91,954	(1,086)
HSBC	04/14/22	CNY	261,458	USD	261,501	(43)
HSBC	04/14/22	USD	2,658,435	CNH	2,690,424	(31,989)
J.P. Morgan Chase & Co.	03/11/22	CNY	3,999,542	USD	4,002,472	(2,930)
J.P. Morgan Chase & Co.	03/17/22	COP	171,227	USD	172,633	(1,406)
J.P. Morgan Chase & Co.	05/10/22	HUF	848,171	USD	898,320	(50,149)
J.P. Morgan Chase & Co.	03/11/22	MXN	1,275,681	USD	1,281,249	(5,568)
J.P. Morgan Chase & Co.	05/10/22	PLN	1,451,157	USD	1,534,434	(83,277)
J.P. Morgan Chase & Co.	05/11/22	THB	1,004,077	USD	1,023,241	(19,164)
J.P. Morgan Chase & Co.	03/11/22	USD	238,107	MXN	249,875	(11,768)
J.P. Morgan Chase & Co.	03/17/22	USD	97,965	COP	98,897	(932)
J.P. Morgan Chase & Co.	04/14/22	USD	488,381	CNY	489,149	(768)
						$(572,876)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

February 28, 2022 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 94.65%
Argentina - 2.08%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$37,920	(1)
Pampa Energia SA	USD	7.50%	01/24/27	35,000	30,427	(1)
YPF SA:
	USD	8.50%	07/28/25	16,000	12,790	(1)
	USD	6.95%	07/21/27	87,000	59,378	(2)
					140,515

Brazil - 7.84%
Adecoagro SA	USD	6.00%	09/21/27	8,000	8,030	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	31,000	32,767	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	32,000	31,614	(1)
Gol Finance SA:
	USD	7.00%	01/31/25	66,000	59,400	(1)
	USD	8.00%	06/30/26	33,000	31,701	(1)
Guara Norte Sarl	USD	5.20%	06/15/34	10,555	9,710	(1)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	23,000	21,472	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	19,000	18,806	(1)(3)(4)
Klabin Austria GmbH:
	USD	3.20%	01/12/31	30,000	25,785	(1)
	USD	7.00%	04/03/49	23,000	23,805	(1)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	48,000	44,400	(1)
Minerva Luxembourg SA	USD	4.38%	03/18/31	23,000	20,958	(1)
MV24 Capital BV	USD	6.75%	06/01/34	4,515	4,400	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	28,000	29,170
	USD	6.90%	03/19/49	51,000	50,733
Simpar Europe SA	USD	5.20%	01/26/31	45,000	37,993	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	78,113	(1)
					528,857

Chile - 1.71%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	18,000	16,750	(1)
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	29,000	30,118	(1)
Cencosud SA	USD	4.38%	07/17/27	14,000	14,311	(1)
Inversiones CMPC SA	USD	3.00%	04/06/31	42,000	38,462	(1)
VTR Comunicaciones SpA	USD	5.13%	01/15/28	16,000	15,790	(1)
					115,431

China - 6.34%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	49,128	(2)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	131,000	128,052	(1)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	43,410	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	14,000	13,071	(1)
	USD	3.24%	06/03/50	14,000	11,536	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	$182,500
					427,697

Colombia - 5.29%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	32,180	(1)
	USD	7.50%	12/15/28	20,000	19,900	(2)
Bancolombia SA	USD	4.88%	10/18/27	32,000	31,650	(3)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	29,723
	USD	7.38%	09/18/43	33,000	32,802
Geopark, Ltd.	USD	5.50%	01/17/27	60,000	57,375	(1)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	103,000	94,374	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	27,900	27,372	(1)
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	34,000	31,038	(1)
					356,414

Ghana - 1.81%
Tullow Oil PLC:
	USD	7.00%	03/01/25	98,000	77,175	(1)
	USD	10.25%	05/15/26	46,000	44,850	(1)
					122,025

Guatemala - 2.02%
CT Trust	USD	5.13%	02/03/32	38,000	38,190	(1)
Energuate Trust	USD	5.88%	05/03/27	38,000	37,869	(1)
Investment Energy Resources, Ltd.	USD	6.25%	04/26/29	58,000	60,030	(1)
					136,089

Hong Kong - 3.78%
CK Hutchison International 17 II, Ltd.	USD	3.25%	09/29/27	50,000	51,874	(2)
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	203,000
					254,874

India - 5.31%
Bharti Airtel, Ltd.:
	USD	4.38%	06/10/25	15,000	15,590	(2)
	USD	3.25%	06/03/31	33,000	31,275	(1)
Greenko Dutch BV	USD	3.85%	03/29/26	72,890	71,068	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	173,000	174,480	(1)(3)(4)
Vedanta Resources Finance II PLC:
	USD	13.88%	01/21/24	19,000	19,380	(1)
	USD	8.95%	03/11/25	21,000	19,687	(1)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	27,000	26,525	(1)
					358,005

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 3.76%
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	12,000	$11,820	(1)
Indonesia Asahan Aluminium Persero PT	USD	5.45%	05/15/30	60,000	63,534	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	165,000	161,287	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	7.50% PIK	12/11/22	5,529	4,351	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	12,184	(1)
					253,176

Israel - 4.56%
Altice Financing SA	USD	5.00%	01/15/28	94,000	84,982	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	74,601	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	148,010
					307,593

Jamaica - 0.67%
Digicel Group Holdings, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	14,672	14,679	(5)
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.	USD	8.75%	05/25/24	16,000	16,167	(1)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	14,222	(2)
					45,068

Macau - 4.45%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	87,000	81,327	(2)
	USD	5.75%	07/21/28	32,000	28,938	(1)
Sands China, Ltd.	USD	3.80%	01/08/26	19,000	18,079
Studio City Co., Ltd.	USD	7.00%	02/15/27	69,000	68,348	(1)
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	79,000	73,378	(1)
	USD	5.00%	01/15/29	38,000	29,632	(1)
					299,702

Malaysia - 3.59%
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	196,464
Resorts World Las Vegas LLC / RWLV Capital, Inc.	USD	4.63%	04/06/31	50,000	45,878	(2)
					242,342

Mexico - 6.60%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	69,000	68,655	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	13,000	13,464
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	62,394	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	42,162	(1)(3)(4)
Cemex SAB de CV	USD	5Y US TI + 4.534%	Perpetual	33,000	31,680	(1)(3)(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	50,344	51,634	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	10,613	10,029	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	24,152	24,273	(1)
Petroleos Mexicanos:
	USD	6.63%	06/15/35	33,000	29,857
	USD	7.69%	01/23/50	48,000	43,080

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	42,000	$40,244	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	21,000	27,285
					444,757

Nigeria - 3.11%
Access Bank PLC	USD	6.13%	09/21/26	34,000	32,682	(1)
Africa Finance Corp.	USD	2.88%	04/28/28	32,000	30,440	(1)
IHS Holding, Ltd.	USD	6.25%	11/29/28	53,000	51,808	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	95,093	(1)
					210,023

Oman - 0.42%
Oryx Funding, Ltd.	USD	5.80%	02/03/31	28,000	28,455	(1)

Peru - 3.74%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	13,380	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	26,590	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	90,001	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	22,000	22,582	(1)
	USD	4.13%	08/16/27	53,000	52,694	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	47,058	(1)
					252,305

Russia - 1.36%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	41,300	(1)
Lukoil Securities BV	USD	3.88%	05/06/30	103,000	41,200
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	9,000	(1)(3)(4)
					91,500

Saudi Arabia - 2.88%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	102,804	111,784	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	41,215	(1)
	USD	3.25%	11/24/50	46,000	41,113	(1)
					194,112

Senegal - 0.68%
Endeavour Mining PLC	USD	5.00%	10/14/26	49,000	45,893	(1)

Singapore - 2.98%
BOC Aviation, Ltd.	USD	3M US L + 1.30%	05/21/25	200,000	200,914	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 2.99%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	$49,205
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	109,000	108,864	(1)
Liquid Telecommunications Financing PLC	USD	5.50%	09/04/26	30,000	29,175	(1)
Prosus NV	USD	3.83%	02/08/51	19,000	14,262	(1)
					201,506

South Korea - 2.57%
LG Chem, Ltd.	USD	1.38%	07/07/26	50,000	47,723	(2)
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	60,000	62,662	(2)
Woori Bank	USD	4.75%	04/30/24	60,000	63,017	(2)
					173,402

Tanzania - 0.90%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	60,846	(1)

Thailand - 2.26%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	48,916	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	63,784	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	39,599	(2)
					152,299

Turkey - 3.45%
Akbank Turk AS:
	USD	5.13%	03/31/25	15,000	14,212	(1)
	USD	6.80%	04/27/28	35,000	34,125	(1)(3)
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	62,000	50,431	(1)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	36,716	(1)
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	60,000	59,636	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	41,000	37,707	(1)
					232,827

Ukraine - 1.15%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	18,000	(1)
	USD	7.75%	10/17/29	77,000	23,100	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	36,400	(1)
					77,500

United Arab Emirates - 3.41%
DP World, Ltd./United Arab Emirates	USD	4.70%	09/30/49	149,000	149,602	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	82,207	80,266	(1)
					229,868

Vietnam - 1.37%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	104,000	92,044	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia - 1.57%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	$39,512	(1)
	USD	7.50%	04/01/25	65,000	66,422	(1)
					105,934

TOTAL CORPORATE BONDS					6,381,973
(Cost $6,854,653)

SHORT TERM INVESTMENTS - 2.57%
Money Market Fund - 2.57%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	172,973	172,973

TOTAL SHORT TERM INVESTMENTS					172,973
(Cost $172,995)

Total Investments - 97.22%					6,554,946
(Cost $7,027,648)
Other Assets In Excess of Liabilities - 2.78%					187,676

Net Assets - 100.00%					$6,742,622

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind
TI – Treasury Index

Reference Rates:
3M US L - 3 Month LIBOR as of February 28, 2022 was 0.50%
5Y US TI - 5 Year US Treasury Index as of February 28, 2022 was 1.71%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,428,719, which represents approximately 65.68% of net assets as of February 28, 2022.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2022, the aggregate fair value of those securities was $607,088, which represents approximately 9.00% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments

February 28, 2022 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 1.88%
Aqua Finance Trust, Series 2019-A	USD	3.14%	07/16/40	23,155	$23,306	(1)
BB-UBS Trust, Series 2012-TFT	USD	2.89%	06/05/30	20,898	20,881	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/34	100,000	98,597	(1)(2)
CLNY Trust, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/38	50,000	49,520	(1)(2)
Fannie Mae Pool, Series 2013-	USD	3.00%	07/01/27	29,912	30,745	(3)
Freddie Mac Whole Loan Securities Trust, Series 2016-SC01	USD	3.50%	07/25/46	17,232	17,403	(3)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	49,467	46,580
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY, Series 2014-DSTY	USD	3.43%	06/10/27	60,000	33,900	(1)
MBRT, Series 2019-MBR	USD	1M US L + 1.10%	11/15/36	75,000	74,342	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1	USD	1.43%	08/15/23	50,000	49,455	(1)
Starwood Retail Property Trust 2014-STAR, Series 2014-STAR	USD	1M US L + 1.47%	11/15/27	44,317	29,692	(1)(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	7,173	7,208	(1)(2)
Verus Securitization Trust 2021-3, Series 2021-3	USD	1.05%	06/25/66	91,951	89,746	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					571,375
(Cost $572,647)

CORPORATE BONDS - 16.04%
Aerospace/Defense - 0.39%
Boeing Co.	USD	3.60%	05/01/34	25,000	24,261
General Dynamics Corp.	USD	2.85%	06/01/41	50,000	47,136
Raytheon Technologies Corp.	USD	1.90%	09/01/31	50,000	45,584
					116,981

Automotive - 0.41%
General Motors Financial Co., Inc.	USD	5.25%	03/01/26	50,000	54,460
Hyundai Capital America:
	USD	1.00%	09/17/24	50,000	48,117	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Automotive (continued)
Hyundai Capital America: (continued)
	USD	2.10%	09/15/28	25,000	$23,276	(1)
					125,853

Chemicals - 0.33%
Huntsman International LLC	USD	2.95%	06/15/31	50,000	47,828
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	52,143
					99,971

Electric - 0.65%
Appalachian Power Co.	USD	3.70%	05/01/50	50,000	48,321
Duke Energy Corp.	USD	3.50%	06/15/51	50,000	46,000
Electricite de France SA	USD	4.50%	09/21/28	50,000	53,086	(1)
Vistra Operations Co. LLC	USD	3.55%	07/15/24	50,000	50,680	(1)
					198,087

Exploration & Production - 0.32%
BP Capital Markets PLC	USD	5Y US TI + 4.04%	Perpetual	50,000	50,125	(2)(4)
Continental Resources, Inc.	USD	2.27%	11/15/26	50,000	47,722	(1)
					97,847

Financial/Lease - 6.77%
Air Lease Corp.:
	USD	3.63%	12/01/27	50,000	50,691
	USD	2.88%	01/15/32	50,000	46,824
Bank of America Corp.:
	USD	3M US L + 0.99%	02/13/31	100,000	95,316	(2)
	USD	5Y US TI + 1.20%	09/21/36	50,000	45,434	(2)
Barclays PLC	USD	1Y US TI + 1.05%	11/24/27	75,000	72,391	(2)
Boston Properties LP	USD	2.45%	10/01/33	50,000	45,475
Capital One Financial Corp.	USD	1D US SOFR + 1.265%	11/02/32	50,000	46,715	(2)
Citigroup, Inc.:
	USD	4.40%	06/10/25	50,000	52,491
	USD	4.45%	09/29/27	75,000	80,188
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	51,263	(1)(2)
CubeSmart LP	USD	3.00%	02/15/30	50,000	49,608
Deutsche Bank AG:
	USD	1D US SOFR + 1.131%	04/01/25	50,000	48,827	(2)
	USD	1D US SOFR + 1.87%	11/24/26	50,000	48,164	(2)
DNB Bank ASA	USD	1Y US TI + 0.68%	03/30/28	100,000	94,233	(1)(2)
Goldman Sachs Group, Inc.:
	USD	1D US SOFR + 0.61%	02/12/26	25,000	23,890	(2)
	USD	1D US SOFR + 1.114%	02/24/28	50,000	49,310	(2)
HSBC Holdings PLC:
	USD	1D US SOFR + 1.54%	04/18/26	25,000	24,111	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Financial/Lease (continued)
HSBC Holdings PLC: (continued)
	USD	1D US SOFR + 1.29%	05/24/27	25,000	$23,585	(2)
Intesa Sanpaolo SpA	USD	4.00%	09/23/29	75,000	75,564	(1)
JPMorgan Chase & Co.:
	USD	1D US SOFR + 0.915%	02/24/26	50,000	50,104	(2)
	USD	3.63%	12/01/27	50,000	52,105
Kemper Corp.	USD	2.40%	09/30/30	50,000	45,821
Mizuho Financial Group, Inc.	USD	2.56%	09/13/31	75,000	68,667
Morgan Stanley	USD	1D US SOFR + 1.36%	09/16/36	100,000	90,877	(2)
Nomura Holdings, Inc.	USD	2.71%	01/22/29	100,000	96,912
Office Properties Income Trust	USD	2.40%	02/01/27	50,000	46,315
Societe Generale SA	USD	1Y US TI + 1.10%	12/14/26	75,000	70,141	(1)(2)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	25,000	24,872	(1)(2)
	USD	5Y US TI + 2.30%	02/18/36	25,000	23,103	(1)(2)
	USD	5.70%	03/26/44	25,000	28,120	(1)
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	22,811
Synchrony Financial:
	USD	3.70%	08/04/26	50,000	51,112
	USD	2.88%	10/28/31	50,000	46,480

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Financial/Lease (continued)
UBS Group AG	USD	1Y US TI + 1.10%	02/11/43	100,000	$93,075	(1)(2)
US Bancorp	USD	5Y US TI + 0.95%	11/03/36	75,000	70,237	(2)
WEA Finance LLC	USD	2.88%	01/15/27	50,000	49,561	(1)
Wells Fargo & Co.	USD	1D US SOFR + 1.50%	03/02/33	100,000	101,362	(2)
					2,055,755

Food/Beverage/Tobacco - 0.47%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	45,940
PepsiCo, Inc.	USD	1.95%	10/21/31	50,000	47,452
Sysco Corp.	USD	2.40%	02/15/30	50,000	47,840
					141,232

Healthcare - 0.94%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	50,700
Baxter International, Inc.	USD	2.27%	12/01/28	50,000	48,239	(1)
HCA, Inc.	USD	3.50%	07/15/51	50,000	44,538
Merck & Co., Inc.	USD	2.15%	12/10/31	50,000	47,809
Pfizer, Inc.	USD	1.75%	08/18/31	50,000	46,357
Universal Health Services, Inc.	USD	1.65%	09/01/26	50,000	47,508	(1)
					285,151

Home Builders - 0.15%
MDC Holdings, Inc.	USD	2.50%	01/15/31	50,000	45,430

Industrial Other - 0.56%
Carrier Global Corp.	USD	3.58%	04/05/50	75,000	71,474
CNH Industrial Capital LLC	USD	1.88%	01/15/26	50,000	48,740
Flowserve Corp.	USD	3.50%	10/01/30	50,000	49,698
					169,912

Lodging - 0.16%
Marriott International, Inc.	USD	2.85%	04/15/31	50,000	47,702

Media Cable - 0.27%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	29,925
Comcast Corp.	USD	3.97%	11/01/47	50,000	50,940
					80,865

Metals/Mining/Steel - 0.30%
Glencore Funding LLC	USD	2.63%	09/23/31	50,000	45,977	(1)
Rio Tinto Finance USA, Ltd.	USD	2.75%	11/02/51	50,000	44,035
					90,012

Midstream - 0.86%
Boardwalk Pipelines LP	USD	4.80%	05/03/29	50,000	53,568
Enbridge, Inc.	USD	2.50%	02/14/25	50,000	50,207
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	56,304

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Midstream (continued)
Sabine Pass Liquefaction LLC	USD	4.20%	03/15/28	50,000	$52,631
Williams Cos., Inc.	USD	2.60%	03/15/31	50,000	47,270
					259,980

Refining - 0.15%
Phillips 66	USD	2.15%	12/15/30	50,000	46,198

Restaurants - 0.18%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	54,927

Retail Non Food/Drug - 0.30%
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	44,921
Tapestry, Inc.	USD	3.05%	03/15/32	50,000	47,614
					92,535

Services Other - 0.64%
Equifax, Inc.	USD	2.35%	09/15/31	50,000	45,977
Expedia Group, Inc.	USD	3.25%	02/15/30	50,000	49,379
Waste Management, Inc.	USD	2.95%	06/01/41	50,000	46,960
Western Union Co.	USD	2.85%	01/10/25	50,000	50,665
					192,981

Technology - 0.93%
Broadcom, Inc.	USD	3.19%	11/15/36	50,000	46,484	(1)
Electronic Arts, Inc.	USD	2.95%	02/15/51	50,000	43,129
salesforce.com, Inc.	USD	2.70%	07/15/41	50,000	45,716
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	51,011	(1)
TSMC Global, Ltd.	USD	1.00%	09/28/27	50,000	45,885	(1)
Tyco Electronics Group SA	USD	2.50%	02/04/32	50,000	48,607
					280,832

Transportation Other - 0.17%
FedEx Corp.	USD	4.40%	01/15/47	50,000	52,925

Wireless - 0.25%
T-Mobile USA, Inc.	USD	3.88%	04/15/30	25,000	25,879
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	51,303
					77,182

Wirelines - 0.84%
AT&T, Inc.:
	USD	2.25%	02/01/32	75,000	69,282
	USD	3.65%	09/15/59	50,000	45,435

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
TELUS Corp.	USD	3.40%	05/13/32	75,000	$75,939
Verizon Communications, Inc.	USD	2.99%	10/30/56	75,000	64,091
					254,747

TOTAL CORPORATE BONDS					4,867,105
(Cost $5,124,203)

OPEN-END FUNDS - 60.68%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	179,141	1,488,663	(5)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	N/A	745,506	6,232,434	(5)
Stone Harbor High Yield Bond Fund	USD	N/A	N/A	1,192,514	9,277,761	(5)
Stone Harbor Local Markets Fund	USD	N/A	N/A	177,552	1,416,864	(5)(6)
					18,415,722

TOTAL OPEN-END FUNDS					18,415,722
(Cost $20,299,565)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 8.13%
FNMA TBA	USD	2.50%	12/15/51	2,500,000	2,466,699	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,466,699
(Cost $2,466,016)

U.S. TREASURY BONDS/NOTES - 4.56%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	52,705
	USD	1.25%	08/15/31	225,000	213,698
	USD	2.50%	02/15/46	225,000	233,077
U.S. Treasury Notes:
	USD	2.13%	05/15/25	325,000	329,596
	USD	2.00%	08/15/25	550,000	555,435
					1,384,511

TOTAL U.S. TREASURY BONDS/NOTES					1,384,511
(Cost $1,423,008)

SHORT TERM INVESTMENTS - 6.88%
Money Market Fund - 6.88%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	2,086,655	2,086,655

TOTAL SHORT TERM INVESTMENTS					2,086,655
(Cost $2,086,916)

Total Investments - 98.17%					29,792,067
(Cost $31,972,355)
Other Assets In Excess of Liabilities - 1.83%					555,225	(7)

Net Assets - 100.00%					$30,347,292

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of February 28, 2022 was 0.24%

3M US L - 3 Month LIBOR as of February 28, 2022 was 0.50%

1D US SOFR - 1 Day SOFR as of February 28, 2022 was 0.05%

1Y US TI -  1 Year US Treasury Bill as of February 28, 2022 was 1.01%

5Y US TI -  5 Year US Treasury Index as of February 28, 2022 was 1.71%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,494,564, which represents approximately 4.92% of net assets as of February 28, 2022.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(6)	Non-income producing security.
(7)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2022	Fund Delivering	U.S. $ Value at February 28, 2022	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	03/03/22	AUD	159,788	USD	156,435	$3,353
Goldman Sachs & Co.	03/11/22	JPY	156,857	USD	155,561	1,296
Goldman Sachs & Co.	03/25/22	EUR	224,482	USD	223,740	742
Goldman Sachs & Co.	03/25/22	USD	225,050	EUR	224,482	568
J.P. Morgan Chase & Co.	03/28/22	EUR	224,514	USD	224,186	328
J.P. Morgan Chase & Co.	04/28/22	USD	99,182	EUR	98,666	516
J.P. Morgan Chase & Co.	04/28/22	USD	63,584	GBP	63,331	253
						$7,056

Goldman Sachs & Co.	03/03/22	USD	157,062	AUD	159,788	$(2,726)
Goldman Sachs & Co.	03/11/22	USD	156,298	JPY	156,857	(559)
J.P. Morgan Chase & Co.	03/14/22	EUR	605,778	USD	617,466	(11,688)
J.P. Morgan Chase & Co.	03/10/22	GBP	160,990	USD	162,342	(1,352)
						$(16,325)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Short	(6)	EUR	3/08/22	$(1,123,764)	$48,786
						$48,786

US 10 Yr T-Note Future	Short	(72)	USD	6/21/22	(9,175,500)	$(70,585)
US Ultra Bond Future	Short	(1)	USD	6/21/22	(185,938)	(2,082)
						$(72,667)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2022	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
MARKIT CDX EM S36 5Y ICE(3)	Intercontinental Exchange	1.000%	USD	12/20/2026	2.867%	3,450,000	$274,254	$(139,206)	$135,048
MARKIT CDX IG S37 5Y ICE(3)	Intercontinental Exchange	1.000%	USD	12/20/2026	0.677%	1,875,000	(27,501)	43,750	16,249
							$246,753	$(95,456)	$151,297

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2022	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
MARKIT CDX HY S37 5Y ICE(3)	Intercontinental Exchange	5.000%	USD	06/20/2026	3.651%	2,625,000	$146,047	$(213,805)	$(67,758)
							$146,047	$(213,805)	$(67,758)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Non-income producing security.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments

February 28, 2022 (Unaudited)

				Value
	Currency	Rate	Shares*	(Expressed in USD)
OPEN-END FUNDS - 99.64%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	953,190	$7,968,669	(1)
Stone Harbor Local Markets Fund	USD	N/A	993,635	7,929,205	(1)(2)
				15,897,874
TOTAL OPEN-END FUNDS				15,897,874
(Cost $15,470,584)

SHORT TERM INVESTMENTS - 0.42%
Money Market Fund - 0.42%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	66,640	66,640

TOTAL SHORT TERM INVESTMENTS				66,640
(Cost $66,647)

Total Investments - 100.06%				15,964,514
(Cost $15,537,231)

Liabilities in Excess of Other Assets - (0.06)%				(10,303)

Net Assets - 100.00%				$15,954,211

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
CZK	-	Czech Republic Koruna
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

(2)	Non-income producing security.

 OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

			U.S. $ Value		U.S. $ Value	Unrealized
	Settlement	Fund	at February	Fund	at February	Appreciation/
Counterparty	Date	Receiving	28, 2022	Delivering	28, 2022	(Depreciation)
J.P. Morgan Chase & Co.	03/03/22	BRL	95,479	USD	90,030	$5,449
J.P. Morgan Chase & Co.	03/03/22	USD	98,170	BRL	95,479	2,691
						$8,140
Citigroup Global Markets	05/10/22	CZK	85,902	USD	90,586	$(4,684)
Citigroup Global Markets	03/18/22	RUB	62,689	USD	91,167	(28,478)
Citigroup Global Markets	03/18/22	USD	61,058	RUB	62,689	(1,631)
J.P. Morgan Chase & Co.	04/04/22	BRL	94,612	USD	97,316	(2,704)
J.P. Morgan Chase & Co.	03/17/22	COP	84,220	USD	84,392	(172)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

			U.S. $ Value		U.S. $ Value	Unrealized
	Settlement	Fund	at February	Fund	at February	Appreciation/
Counterparty	Date	Receiving	28, 2022	Delivering	28, 2022	(Depreciation)
J.P. Morgan Chase & Co.	03/24/22	EUR	72,504	USD	73,302	$(798)
$(38,467)

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments

February 28, 2022 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2022:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$567,781,961	$–	$567,781,961
Open-End Funds	4,607,846	–	–	4,607,846
Corporate Bonds	–	262,003,847	–	262,003,847
Credit Linked Notes	–	-	7,007,811	7,007,811
Short Term Investments	2,874,851	–	–	2,874,851
Total	$7,482,697	$829,785,808	$7,007,811	$844,276,316

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$349,546	$–	$349,546
Liabilities
Forward Foreign Currency Contracts	–	(45,853)	–	(45,853)
Total	$–	$303,693	$–	$303,693

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$102,504,845	$–	$102,504,845
Bank Loans	–	529,027	–	529,027
Common/Preferred Stocks	–	143,154	40	143,194
Total	$–	$103,177,026	$40	$103,177,066

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$70,302,161	$–	$70,302,161
Corporate Bonds	–	7,127,443	–	7,127,443
Short Term Investments	1,762,611	–	–	1,762,611
Total	$1,762,611	$77,429,604	$–	$79,192,215

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$547,977	$–	$547,977
Liabilities
Forward Foreign Currency Contracts	–	(572,876)	–	(572,876)
Total	$–	$(24,899)	$–	$(24,899)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$6,381,973	$–	$6,381,973
Short Term Investments	172,973	–	–	172,973
Total	$172,973	$6,381,973	$–	$6,554,946

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$18,415,722	$–	$–	$18,415,722
Asset Backed/Commercial Mortgage Backed Securities	–	571,375	–	571,375
Corporate Bonds	–	4,867,105	–	4,867,105
U.S. Government Agency Mortgage Backed Securities	–	2,466,699	–	2,466,699
U.S. Treasury Bonds/Notes	–	1,384,511	–	1,384,511
Short Term Investments	2,086,655	–	–	2,086,655
Total	$20,502,377	$9,289,690	$–	$29,792,067

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$7,056	$–	$7,056
Future Contracts	48,785	–	–	48,785
Liabilities
Forward Foreign Currency Contracts	–	(16,325)	–	(16,325)
Credit Default Swap Contracts	–	83,540	–	83,540
Future Contracts	(72,667)	–	–	(72,667)
Total	$(23,881)	$74,271	$–	$50,389

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$15,897,874	$–	$–	$15,897,874
Short Term Investments	66,640	–	–	66,640
Total	$15,964,514	$–	$–	$15,964,514

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$8,140	$–	$8,140
Liabilities
Forward Foreign Currency Contracts	–	(38,467)	–	(38,467)
Total	$–	$(30,327)	$–	$(30,327)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Debt Fund

Asset Type	Balance as of May 31, 2021	Accrued Discount/Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of February 28, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2022
Credit Linked Notes	8,326,868	130,163	-	(45,539)	9,202	-	(1,412,883)	$7,007,811	$9,202
	$8,326,868	$130,163	$-	$(45,539)	$9,202	$-	$(1,412,883)	$7,007,811	$9,202

Stone Harbor High Yield Bond Fund

Asset Type	Balance as of May 31, 2021	Accrued Discount/Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of February 28, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2022
Corporate Bonds	$40	$3,775	$-	$(423,604)	$419,828	$-	$(39)	$-	$419,828
Common/Preferred Stocks	-	-	-	-	-	40	-	40	-
	$40	$3,775	$-	$(423,604)	$419,828	$40	$(39)	$40	$419,828

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. For the period ended February 28, 2022, the Funds did not borrow under the Credit Agreement. Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on April 8, 2022.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

CORONAVIRUS (COVID 19) PANDEMIC: An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended February 28, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds’ ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended February 28, 2022, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 28, 2022, in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 28, 2022. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 28, 2022, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 28, 2022 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Market Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)	Market Value as of February 28, 2022*	Share Balance as of February 28, 2022	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$1,599,911	$56,031	$-	$(167,279)	$-	$1,488,663	179,141	$56,031
Stone Harbor Emerging Markets Debt Fund	7,041,069	269,036	-	(1,077,671)	-	6,232,434	745,506	269,036
Stone Harbor High Yield Bond Fund	8,694,885	975,366	-	(392,490)	-	9,277,761	1,192,514	313,790
Stone Harbor Local Markets Fund	2,311,117	-	(661,576)	(176,240)	(56,437)	1,416,864	177,552	-
	$19,646,982			$(1,813,680)	$(56,437)	$18,415,722	2,294,713	$638,857

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Market Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)	Market Value as of February 28, 2022*	Share Balance as of February 28, 2022	Dividends
Stone Harbor Emerging Markets Debt Fund	$8,871,942	$1,073,621	$(621,123)	$(1,335,371)	$(20,400)	$7,968,669	953,190	$337,162
Stone Harbor Local Markets Fund	9,794,152	341,320	(1,114,934)	(1,199,118)	107,785	7,929,205	993,635	-
	$18,666,094			$(2,534,489)	$87,385	$15,897,874	1,946,825	$337,162

Stone Harbor Emerging Markets Debt Fund

Security Name	Market Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)	Market Value as of February 28, 2022*	Share Balance as of February 28, 2022	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$-	$5,103,833	$-	$(495,987)	$-	$4,607,846	554,494	$103,833
	$-			$(495,987)	$-	$4,607,846	554,494	$103,833